CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023
Operating expenses:
Research and development	$ 644	$ 1,808	$ 2,658	$ 5,325
General and administrative	946	968	3,055	3,600
Total operating expenses	1,590	2,776	5,713	8,925
Operating loss	(1,590)	(2,776)	(5,713)	(8,925)
Total other income (expense), net	66	(4)	189	(6)
Net loss	$ (1,524)	$ (2,780)	$ (5,524)	$ (8,931)
Net loss per common share:
Earnings Per Share, Diluted	$ (1.54)	$ (10.25)	$ (8.23)	$ (45.28)
Weighted average number of common shares outstanding
Weighted Average Number of Shares Outstanding, Diluted	990,033	271,129	670,875	197,227